UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 24, 2017

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 25, 2017, Genworth Financial, Inc. (“Genworth”) filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of Genworth’s stockholders to be held on March 7, 2017, where, among other things, stockholders will vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 21, 2016 (as it may be amended from time to time) by and among Genworth, Asia Pacific Global Capital Co., Ltd. (“Asia Pacific”) and Asia Pacific Global Capital USA Corporation, an indirect, wholly owned subsidiary of Asia Pacific (“Merger Sub”). Genworth is electing to make supplemental disclosures set forth below.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Genworth makes the following amended and supplemental disclosures.

The section of the Definitive Proxy Statement entitled: “Summary—Litigation Related to the Merger (see page 102)” on page 13 of the Definitive Proxy Statement is amended and restated as follows:

On January 12, 2017, two putative Genworth stockholders filed a complaint in the Delaware Court of Chancery, captioned Salberg v. Genworth Financial, Inc., C.A. No. 2017-0018-JRS, seeking an inspection of Genworth books and records, pursuant to 8 Del. C. § 220, relating to the Board’s consideration of derivative claims belonging to Genworth in the context of the merger. Genworth previously provided the stockholders with certain books and records in response to a demand for inspection pursuant to 8 Del. C. § 220. On February 6, 2017, Genworth filed an answer to that complaint.

On January 23, 2017, a putative stockholder class action lawsuit, captioned Rice v. Genworth Financial Incorporated et al, Case No. 3:17-cv-00059-REP, was filed in the United States District Court for the Eastern District of Virginia (Richmond Division), against Genworth and the members of the Board. On January 25, 2017, two putative stockholder class action lawsuits, captioned James v. Genworth Financial, Inc. et al, Case No. 3:17-cv-00078-REP, and Rosenfeld Family Trust v. Genworth Financial, Inc. et al, Case No. 1:17-cv-00073-GMS, were filed in the United States District Court for the Eastern District of Virginia (Richmond Division) and the United States District Court for the District of Delaware, respectively, against Genworth and the members of the Board. On February 6, 2017, a putative stockholder class action lawsuit, captioned Chopp v. Genworth Financial, Inc. et al, Case No. 1:17-cv-00125-GMS, was filed in the United States District Court for the District of Delaware, against Genworth and the members of the Board. On February 10, 2017, a putative stockholder class action lawsuit, captioned Ratliff v. Genworth Financial, Inc. et al, Case No. 3:17-cv-00132-REP, was filed in the United States District Court for the Eastern District of Virginia (Richmond Division), against Genworth and the members of the Board. The complaints in all five actions allege, among other things, that the preliminary proxy statement filed by Genworth with the SEC on December 21, 2016 contains false and/or materially misleading statements and/or omits material information. The complaints in all five actions assert claims under Sections 14(a) and 20(a) of the Exchange Act, and seek equitable relief, including declaratory and injunctive relief, and an award of attorneys’ fees and expenses. On February 2, 2017, the plaintiff in the Rice action filed a motion for a preliminary injunction to enjoin the March 7, 2017 stockholder vote on the merger pending additional disclosure to Genworth’s stockholders concerning the merger. On February 10, 2017, the defendants filed an opposition to the preliminary injunction motion in the Rice action. Also on February 10, 2017, the plaintiff in the Rosenfeld Family Trust action filed a motion for a preliminary injunction to enjoin the March 7, 2017 stockholder vote on the merger pending additional disclosure to Genworth’s stockholders concerning the merger. On February 14, 2017, the defendants filed a motion to transfer the Rosenfeld Family Trust action to the Eastern District of Virginia. On February 15, 2017, the defendants filed a motion to transfer the Chopp action to the Eastern District of Virginia. On February 21, 2017, the parties to the Eastern District of Virginia actions (Rice, James and Ratliff) reached an agreement in principle to resolve the pending preliminary injunction motion in the Rice action through additional disclosure prior to the March 7, 2017 stockholder vote on the merger. On February 22, 2017, the court in the Eastern District of Virginia consolidated the Rice, James and Ratliff actions, and the plaintiffs withdrew the preliminary injunction motion in the Rice action in consideration of agreed disclosures to be filed in this Form 8-K. Also on February 22, 2017, the court in the District of Delaware suspended briefing on the motion for preliminary injunction in the Rosenfeld Family Trust action and entered an order transferring the Rosenfeld Family Trust and Chopp actions to the Eastern District of Virginia. On February 23, 2017, the court in the Eastern District of Virginia received the transferred Rosenfeld Family Trust and Chopp actions, assigned the actions case numbers 3:17-cv-000156-REP and 3:17-cv-000157-REP, respectively, consolidated the Rosenfeld Trust and Chopp actions, and set the motion for preliminary injunction filed in the Rosenfeld Family Trust action for hearing on March 1, 2017.

The section of the Definitive Proxy Statement entitled: “The Merger—Background of the Merger” is amended and supplemented as follows:

The disclosure in the second full sentence of the first paragraph on page 40 of the Definitive Proxy Statement is amended and restated as follows:

During this time, the Board and, after it was established in March 2016, the Strategic Transactions Committee, comprised of the following independent directors: Mr. James S. Riepe, Ms. Melina E. Higgins and Mr. James A. Parke (which we refer to as the “STC”) (the formation of which is described below), were kept apprised of material developments with respect to the discussions and negotiations relating to the L&A Plus LTC Separation Transaction.

The disclosure on page 47 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence after the last sentence on such page:

No reason was provided by Company D or its representatives to Genworth or its financial advisors as to why it was no longer interested in pursuing a transaction with Genworth.

The disclosure in the last sentence of the fourth full paragraph on page 48 of the Definitive Proxy Statement is amended and restated as follows:

At the May 11-12, 2016 meeting, the Board appointed another independent director, Mr. David M. Moffett, as an alternate member of the STC, in part, to address any potential availability constraints due to the frequency of the STC meetings.

The disclosure on page 60 of the Definitive Proxy Statement is amended and supplemented by adding the following two new sentences after the last sentence of the first paragraph on such page:

Specifically: Goldman disclosed to Genworth, among other things, that as of such date no core member of its Investment Banking Division team working with Genworth at that time in connection with the merger owned any direct debt, equity or credit derivatives or convertible instruments (collectively, “investments”) with a value in excess of $10,000 in Genworth, China Oceanwide or Company A and, as of such date, none of Goldman’s Investment Banking Division, funds in which Goldman’s Investment Banking Division had a direct investment, or funds managed by Goldman’s Merchant Banking Division had a direct investment in Genworth, China Oceanwide or Company A or, if applicable, in funds managed by China Oceanwide or Company A; and Lazard disclosed to Genworth, among other things, that as of such date neither Lazard Group LLC or its subsidiaries nor, based on the information provided to Lazard, Lazard’s team members advising Genworth with respect to the merger at that time had any direct proprietary holdings in the securities of China Oceanwide or its affiliates.

The section of the Definitive Proxy Statement entitled: “The Merger—Opinions of Genworth’s Financial Advisors” is amended and supplemented as follows:

The disclosure in the last paragraph on page 74 of the Definitive Proxy Statement titled “Present Value of Future Share Price Analysis” is amended and supplemented as follows:

Present Value of Future Share Price Analysis. Goldman Sachs performed analyses of the implied present value of the future share price of Genworth common stock, which is designed to indicate the present value of a theoretical future value of Genworth’s equity as a function of its estimated future book value per share and an assumed range of price to book value multiples. For these analyses, Goldman Sachs used the Base Forecast for the one year periods ending December 31 of each of the years 2018 through 2021 and the estimated number of fully diluted outstanding shares of Genworth as of December 31 of each of the years 2017 through 2020 as provided by Genworth’s management. Goldman Sachs performed a regression analysis because, based on its experience and professional judgment, it was relevant to compare the implied relationship between reported price as a multiple of book value per share (excluding accumulated other comprehensive income, which we refer to as “ex. AOCI”, and, collectively, as the “P/BV (ex. AOCI)”) and the estimated return on average equity for 2017 (which we refer to as the “2017E ROAE”) for selected companies in the U.S. life insurance industry. To perform this regression analysis, Goldman Sachs first compared the implied relationship between the P/BV (ex. AOCI) as of June 30, 2016 for the selected companies in the U.S. life insurance industry and the estimated 2017E ROAE for the selected companies using estimates published by Institutional Brokers’ Estimate System (which we refer to as “IBES”) as of October 18, 2016. The names of the selected companies included in the regression analysis and the P/BV (ex. AOCI) calculated by Goldman Sachs are listed below:

Selected Company	2Q’ 2016 P/BV (ex. AOCI) Multiple
Metlife, Inc.	0.83x
Prudential Financial, Inc.	1.18x
Ameriprise Financial, Inc.	2.47x
Principal Financial Group, Inc.	1.49x
Lincoln National Corporation	0.90x
Unum Group	0.98x
Torchmark Corporation	2.04x
VOYA Financial, Inc.	0.52x
CNO Financial Group, Inc.	0.76x
Primerica, Inc.	2.30x
FBL Financial Group, Inc.	1.61x
American Equity Investment Life Holding Company	0.93x

The disclosure on page 75 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence[s] after the first sentence of the second full paragraph on such page:

R-squared is a statistical measure of the relationship of specified data to a regression line.

The disclosure in the first sentence of the third full paragraph on page 75 of the Definitive Proxy Statement is amended and supplemented as follows:

The estimated P/BV multiples for each of the years 2017 through 2020 implied by applying the current discount were then applied to estimated book value per share of Genworth as set forth in the Base Forecast for each of the years 2017 through 2020 to derive a range of implied future stock prices for Genworth for each of 2017 through 2020, which Goldman Sachs then discounted back to present value, using an illustrative discount rate of 20.1%, reflecting an estimate of Genworth’s cost of equity and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including a beta for Genworth, as well as certain financial metrics for the United States financial markets generally.

The disclosure on page 76 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the second full paragraph on such page:

The range of illustrative P/BV multiples was derived by Goldman Sachs based on its experience and professional judgment and taking into account, among other factors, the specific circumstances of U.S. Life.

The disclosure in the last sentence of the second full paragraph on page 75 of the Definitive Proxy Statement is amended and supplemented as follows:

Goldman Sachs used a range of discount rates from 11.0% to 13.0%, representing estimates of Genworth’s weighted average cost of capital and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including Genworth’s capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Genworth, as well as certain financial metrics for the United States financial markets generally.

The disclosure on page 76 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the third full paragraph on such page:

The range of one-year forward P/E multiples was derived by Goldman Sachs based on its experience and professional judgment and taking into account, among other factors, the specific circumstances of US MI.

The disclosure in the second sentence of the third full paragraph on page 76 of the Definitive Proxy Statement is amended and supplemented as follows:

Goldman Sachs then discounted the estimated dividend streams from Genworth’s assumed 80.1% ownership in US MI for the period 2017 through 2020 as set forth in the Base Forecast and range of illustrative terminal values to derive illustrative present values, as of January 1, 2017, of Genworth’s assumed 80.1% ownership stake in US MI. Goldman Sachs used a range of discount rates from 11.0% to 13.0%, representing estimates of Genworth’s weighted average cost of capital and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including Genworth’s capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Genworth, as well as certain financial metrics for the United States financial markets generally.

The disclosure on page 76 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the second sentence of the fourth full paragraph on such page:

The range of estimated P/E multiples was derived by Goldman Sachs based on its experience and professional judgment and taking into account, among other factors, the specific circumstances of US MI.

The disclosure on page 76 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the fifth full paragraph on such page:

The range of one-year forward P/E exit multiples was derived by Goldman Sachs based on its experience and professional judgment and taking into account, among other factors, the specific circumstances of Genworth Australia.

The disclosure in the last sentence of the fifth full paragraph on page 76 of the Definitive Proxy Statement is amended and supplemented as follows:

Goldman Sachs used a range of discount rates from 11.0% to 13.0%, representing estimates of Genworth’s weighted average cost of capital and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including Genworth’s capital structure weightings, future applicable marginal cash tax rate and a beta for Genworth, as well as certain financial metrics for the United States financial markets generally.

The disclosure in the last paragraph on page 76 of the Definitive Proxy Statement is amended and supplemented as follows:

Goldman Sachs also derived an implied value for Corporate and Other, which resulted in an implied valuation of $(1.266 billion), using the following data provided by Genworth’s management: (i) pro forma estimates, as of January 1, 2017, of Genworth Holdings’ cash (excluding restricted cash) and debt valued at book value as provided by Genworth management (including estimates for the cash proceeds to Genworth Holdings from the assumed sale of its 57.3% stake in Genworth Canada, a one-time dividend paid by US MI to Genworth Holdings from the proceeds of an assumed debt issuance by US MI and cash proceeds to Genworth Holdings from its assumed sale of 19.9% of the outstanding shares of US MI in an initial public offering of US MI effective January 1, 2017), (ii) the net present value of certain net deferred tax assets as of December 31, 2016 (valued using a discount rate of 11.6%, representing an estimate of Genworth’s weighted average cost of capital and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including Genworth’s capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Genworth, as well as certain financial metrics for the United States financial markets generally, using the estimated utilization of such tax assets reflected in the Base Forecast) and (iii) the net present value as of December 31, 2016 of certain net accrued Genworth liabilities (valued using a discount rate of 11.6%, representing an estimate of Genworth’s weighted average cost of capital and derived by the application of the capital asset pricing model, which requires certain company-specific inputs, including Genworth’s capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Genworth, as well as certain financial metrics for the United States financial markets generally, using the estimated net payment of such liabilities reflected in the Base Forecast).

The disclosure in the first full paragraph on page 81 of the Definitive Proxy Statement is amended and restated with the following paragraphs:

Lazard calculated and compared various financial multiples for each of the selected companies and Genworth based on estimates published by IBES as of October 18, 2016, including, among other things:

•	closing price per share as of October 18, 2016, as a multiple of estimated 2017 earnings per share (which we refer to as “P/E 2017E”);

•	closing price per share as of October 18, 2016, as a multiple of estimated 2018 earnings per share (which we refer to as “P/E 2018E”); and

•	closing price per share as of October 18, 2016, as a multiple of P/BV (ex. AOCI) as of June 30, 2016 (which we refer to as “2Q’ 2016 P/BV (ex AOCI)”).

The names of the selected companies in the life insurance sector used in this selected companies analysis with respect to Genworth and the P/E 2017E, P/E 2018E and 2Q’ 2016 P/BV (ex. AOCI) ratios for the selected companies calculated by Lazard in connection with this analysis were as follows:

Selected Company	P/E 2017E	P/E 2018E	2Q’ 2016 P/BV (ex. AOCI)
Metlife, Inc.	8.2x	7.5x	0.83x
Prudential Financial, Inc.	8.2x	7.6x	1.18x
Ameriprise Financial, Inc.	9.3x	8.3x	2.47x
Principal Financial Group, Inc.	11.1x	10.3x	1.49x
Lincoln National Corporation	7.1x	6.6x	0.90x
Unum Group	9.0x	8.4x	0.98x
Torchmark Corporation	13.6x	12.8x	2.04x
VOYA Financial, Inc.	8.0x	6.5x	0.52x
CNO Financial Group, Inc.	10.4x	9.5x	0.76x
Primerica, Inc.	11.3x	10.4x	2.30x
FBL Financial Group, Inc.	15.1x	15.4x	1.61x
American Equity Investment Life Holding Company	7.4x	7.3x	0.93x

The disclosure in the second full paragraph on page 81 of the Definitive Proxy Statement is amended and supplemented as follows:

The names of the selected companies in the mortgage insurance sector used in this selected companies analysis with respect to Genworth and the P/E 2017E, P/E 2018E and 2Q’ 2016 P/BV (ex. AOCI) ratios for the selected companies calculated by Lazard in connection with this analysis were as follows:

Selected Company	P/E 2017E	P/E 2018E	2Q’ 2016 P/BV (ex. AOCI)
Radian Group Inc.	8.2x	7.2x	1.15x
MGIC Investment Corporation	8.6x	7.9x	1.17x
Essent Group Ltd.	10.7x	9.7x	2.17x
NMI Holdings, Inc.	8.2x	7.3x	1.19x

The disclosure on page 81 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence to the beginning of the third full paragraph on such page:

Lazard also calculated P/E 2017E, P/E 2018E and 2Q’ 2016 P/BV (ex. AOCI) ratios for Genworth, which were 5.5x, 5.4x and 0.26x, respectively.

The disclosure in the fourth full paragraph on page 81 of the Definitive Proxy Statement is hereby deleted.

The disclosure in the first full paragraph on page 82 of the Definitive Proxy Statement is amended and restated as follows:

Lazard performed a regression analysis because, based on its experience and professional judgment, it was relevant to compare the implied relationship between estimated return on average equity for 2017 and the ratio of P/BV (ex. AOCI) for the selected companies in the life insurance sector. To perform this regression analysis, Lazard first compared the implied relationship between the P/BV (ex. AOCI) as of June 30, 2016 for the selected companies in the life insurance sector and the estimated 2017E ROAE for the selected companies in the life insurance sector using estimates published by IBES as of October 18, 2016. Based on this analysis and assuming the current discount at which Genworth trades to the regression line (28.4% discount), Lazard noted that (i) the 2017 return on average equity set forth in the Base Forecast implied a ratio of P/BV per share for Genworth of 0.32x and (ii) the 2018 return on average equity set forth in the Base Forecast implied a ratio of P/BV per share for Genworth of 0.31x.

The disclosure on page 83 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the second full paragraph on such page:

The P/BV (ex. AOCI) multiples were derived by Lazard using its experience and professional judgment taking into account, among other factors, the specific circumstances of U.S. Life.

The disclosure in the last sentence of the second full paragraph on page 83 of the Definitive Proxy Statement is amended and supplemented as follows:

Lazard used a range of discount rates from 10.0% to 12.0%, representing estimates of Genworth’s weighted average cost of capital, derived from a number of factors using the capital asset pricing model, which takes into account certain metrics, including, among others, the applicable risk-free rate of return, unlevered risk profile and pre-tax cost of long-term debt.

The disclosure on page 83 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the third full paragraph on such page:

The one-year forward P/E multiples were derived by Lazard using its experience and professional judgment taking into account, among other factors, the specific circumstances of US MI.

The disclosure in the last sentence of the third full paragraph on page 83 of the Definitive Proxy Statement is amended and supplemented as follows:

Lazard used a range of discount rates from 8.5% to 10.0%, representing estimates of US MI’s cost of equity, calculated by utilizing the capital asset pricing model, which uses a “beta” metric, a risk-free rate of return, a market risk premium and a marginal tax rate, which resulted in implied present values of Genworth’s assumed 80.1% ownership stake in US MI ranging from $1.419 billion to $1.808 billion, and a range of discount rates from 10.0% to 12.0%, representing estimates of Genworth’s weighted average cost of capital, derived from a number of factors using the capital asset pricing model, which takes into account certain metrics, including, among others, the applicable risk-free rate of return, unlevered risk profile and pre-tax cost of long-term debt, which resulted in implied present values of Genworth’s assumed 80.1% ownership stake in US MI ranging from $1.328 billion to $1.717 billion.

The disclosure on page 83 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the first sentence of the fourth full paragraph on such page:

The one-year forward P/E multiples were derived by Lazard using its experience and professional judgment taking into account, among other factors, the specific circumstances of Genworth Australia.

The disclosure in the last sentence of the fourth full paragraph on page 83 of the Definitive Proxy Statement is amended and supplemented as follows:

Lazard used a range of discount rates from 9.0% to 10.5%, representing estimates of Genworth Australia’s cost of equity calculated by utilizing the capital asset pricing model, which uses a “beta” metric, a risk-free rate of return, market risk premium and a marginal tax rate, which resulted in implied present values of Genworth’s 52% ownership stake in Genworth Australia ranging from $506 million to $576 million, and a range of discount rates from 10.0% to 12.0%, representing estimates of Genworth’s weighted average cost of capital, derived from a number of factors using the capital asset pricing model, which takes into account certain metrics, including, among others, the applicable risk-free rate of return, unlevered risk profile and pre-tax cost of long-term debt, which resulted in implied present values of Genworth’s 52% ownership stake in Genworth Australia ranging from $488 million to $561 million.

The section of the Definitive Proxy Statement entitled: “The Merger—Certain Genworth Unaudited Financial Projections” is amended and supplemented as follows:

The table appearing on page 89 of the Definitive Proxy Statement titled “Financial Metrics” under the section titled “Summary of Genworth’s Management Base Forecast” thereof is amended and supplemented by adding three rows therein to show (i) Book Value (excluding AOCI), (ii) U.S. Life Book Value (excluding AOCI) and (iii) Shares Outstanding (on a fully diluted basis), in each case, for the projected fiscal years 2016 through 2021, as prepared by Genworth’s management:

Summary of Genworth’s Management Base Forecast

Financial Metrics

	Projected Fiscal Year
	2016E	2017E	2018E	2019E	2020E	2021E
(in millions, unless per share amounts)
Non-GAAP Operating Earnings (Loss) per Share	$(0.41)	$0.68	$0.66	$0.81	$0.96	$0.98
Non-GAAP Operating Return on Equity (“ROE”)	(2.2)%	3.8%	3.6%	4.2%	4.8%	4.7%
Book Value (excluding AOCI) Per Share	$17.72	$18.23	$18.73	$19.52	$20.40	$21.36
Book Value (excluding AOCI)	$8,897	$9,127	$9,426	$9,807	$10,264	$10,730
U.S. Life Book Value (excluding AOCI)	$6,430	$6,537	$6,635	$6,821	$7,039	$7,223
Cash Flow Coverage (1)	0.8	0.6	1.1	0.9	0.8	0.7
Non-GAAP Leverage Ratio	25.8%	18.2%	17.9%	19.3%	17.7%	13.9%
MI Dividends (2)	$222	$424	$209	$187	$167	$128
Holding Company Cash ($ in billions)	$1.5	$0.4	$0.4	$0.9	$0.8	$0.3
Holding Company Debt ($ in billions)	$3.8	$2.3	$2.3	$2.7	$2.5	$1.9
Debt to Capital Ratio	31%	23%	22%	24%	22%	17%
Shares Outstanding (Diluted)	502	501	503	502	503	502

(1)	Cash Flow Coverage means the difference of the aggregate dividends paid to Genworth Holdings from Genworth Holdings’ subsidiaries less cash contributed by Genworth Holdings to its subsidiaries in the same period, divided by interest expense and estimated corporate overhead costs of Genworth Holdings that are not reimbursed by such subsidiaries. The 2016 Cash Flow Coverage metric excludes the $175 million cash contribution from Genworth Holdings to GLIC to facilitate the unstacking. Including this $175 million cash contribution from Genworth Holdings to GLIC would make the 2016 Cash Flow Coverage 0.2. The 2017 Cash Flow Coverage metric excludes a $300 million dividend paid by US MI to Genworth Holdings from the proceeds of an assumed debt issuance by US MI. Including this $300 million dividend from US MI to Genworth Holdings would make the 2017 Cash Flow Coverage 2.3. Cash Flow Coverage is an operating measure that is not defined by GAAP and all of the inputs are calculated in accordance with GAAP. Accordingly, Cash Flow Coverage is not a non-GAAP financial measure.

(2)	MI Dividends reflects the projected dividends for each of Genworth Australia, US MI, and in the case of fiscal 2016 only, Genworth Canada, in the aggregate. The Base Forecast assumes there will be no dividends from U.S. Life to Genworth Holdings during the forecast period. The projected dividends for 2017E include a $300 million dividend paid by US MI to Genworth Holdings from the proceeds of an assumed debt issuance by US MI.

The disclosure on page 89 of the Definitive Proxy Statement under the section titled “Summary of Genworth’s Management Base Forecast” is further amended and supplemented to insert the following table after the table titled “Consolidated Non-GAAP Operating Income (Loss)”:

Corporate and Other Estimated Pro Forma Balances

($ in millions)	2016E
Net Accrued HR Expenses	$(216)
Holding Company Tax Matters Liabilities	$(89)

The section of the Definitive Proxy Statement entitled: “The Merger—Litigation Related to the Merger” on page 102 of the Definitive Proxy Statement is amended and restated as follows:

Litigation Related to the Merger

On January 12, 2017, two putative Genworth stockholders filed a complaint in the Delaware Court of Chancery, captioned Salberg v. Genworth Financial, Inc., C.A. No. 2017-0018-JRS, seeking an inspection of Genworth books and records, pursuant to 8 Del. C. § 220, relating to the Board’s consideration of derivative claims belonging to Genworth in the context of the merger. Genworth previously provided the stockholders with certain books and records in response to a demand for inspection pursuant to 8 Del. C. § 220. On February 6, 2017, Genworth filed an answer to that complaint.

On January 23, 2017, a putative stockholder class action lawsuit, captioned Rice v. Genworth Financial Incorporated, Case No. 3:17-cv-00059-REP, was filed in the United States District Court for the Eastern District of Virginia (Richmond Division), against Genworth and the members of the Board. On January 25, 2017, two putative stockholder class action lawsuits, captioned James v. Genworth Financial, Inc., Case No. 3:17-cv-00078-REP, and Rosenfeld Family Trust v. Genworth Financial, Inc., Case No. 1:17-cv-00073-GMS, were filed in the United States District Court for the Eastern District of Virginia (Richmond Division) and the United States District Court for the District of Delaware, respectively, against Genworth and the members of the Board. On February 6, 2017, a putative stockholder class action lawsuit, captioned Chopp v. Genworth Financial, Inc., Case No. 1:17-cv-00125-GMS, was filed in the United States District Court for the District of Delaware, against Genworth and the members of the Board. On February 10, 2017, a putative stockholder class action lawsuit, captioned Ratliff v. Genworth Financial, Inc., Case No. 3:17-cv-00132-REP, was filed in the United States District Court for the Eastern District of Virginia (Richmond Division), against Genworth and the members of the Board. The complaints in all five actions allege, among other things, that the preliminary proxy statement filed by Genworth with the SEC on December 21, 2016 contains false and/or materially misleading statements and/or omits material information. The complaints in all five actions assert claims under Sections 14(a) and 20(a) of the Exchange Act, and seek equitable relief, including declaratory and injunctive relief, and an award of attorneys’ fees and expenses. On February 2, 2017, the plaintiff in the Rice action filed a motion for a preliminary injunction to enjoin the March 7, 2017 stockholder vote on the merger pending additional disclosure to Genworth’s stockholders concerning the merger. On February 10, 2017, the defendants filed an opposition to the preliminary injunction motion in the Rice action. Also on February 10, 2017, the plaintiff in the Rosenfeld Trust action filed a motion for a preliminary injunction to enjoin the March 7, 2017 stockholder vote on the merger pending additional disclosure to Genworth’s stockholders concerning the merger. On February 14, 2017, the defendants filed a motion to transfer the Rosenfeld Trust action to the Eastern District of Virginia. On February 15, 2017, the defendants filed a motion to transfer the Chopp action to the Eastern District of Virginia. On February 21, 2017, the parties to the Eastern District of Virginia actions (Rice, James and Ratliff) reached an agreement in principle to resolve the pending preliminary injunction motion in the Rice action through additional disclosure prior to the March 7, 2017 stockholder vote on the merger. On February 22, 2017, the court in the Eastern District of Virginia consolidated the Rice, James and Ratliff actions, and the plaintiffs withdrew the preliminary injunction motion in the Rice action in consideration of agreed disclosures to be filed in this Form 8-K. Also on February 22, 2017, the court in the District of Delaware suspended briefing on the motion for preliminary injunction in the Rosenfeld Trust action and entered an order transferring the Rosenfeld Trust and Chopp actions to the Eastern District of Virginia. On February 23, 2017, the court in the Eastern District of Virginia received the transferred Rosenfeld Trust and Chopp actions, assigned the actions case numbers 3:17-cv-000156-REP and 3:17-cv-000157-REP, respectively, consolidated the Rosenfeld Trust and Chopp actions, and set the motion for preliminary injunction filed in the Rosenfeld Trust action for hearing on March 1, 2017.

Important Information About the Transaction and Where to Find It

This communication may be deemed to be a solicitation material in respect of the transaction. On January 25, 2017, Genworth filed the Definitive Proxy Statement with the SEC in connection with the solicitation of proxies for a special meeting to be held on March 7, 2017. The Definitive Proxy Statement and a proxy card have been mailed to each stockholder of Genworth entitled to vote at the meeting. Genworth stockholders are urged to read the Definitive Proxy Statement (including any and all amendments and supplements thereto) and all other relevant documents which Genworth will file with the SEC when they become available, because they will contain important information about the proposed transaction and related matters. Stockholders will also be able to obtain copies of the Definitive Proxy Statement, without charge, when available, at the SEC’s website at www.sec.gov or by contacting the investor relations department of Genworth at the following:

investorinfo@genworth.com

Participants in the Solicitation

Genworth and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Genworth’s stockholders in connection with the proposed transaction. Genworth’s stockholders may obtain, without charge, more detailed information regarding such interested participants in the Definitive Proxy Statement, Genworth’s Annual Report on Form 10-K filed with the SEC on February 26, 2016, any Statements of Changes in Beneficial Ownership on Form 4 of such participants, filed with the SEC, and certain other documents to be filed with the SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain stockholder and regulatory approvals, or the possibility that they may delay the transaction or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; (iii) the risk that a condition to closing of the transaction may not be satisfied; (iv) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (v) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vi) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (vii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (viii) continued availability of capital and financing to Genworth before the consummation of the transaction; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) changes in applicable laws or regulations; (xi) Genworth’s ability to recognize the anticipated benefits of the transaction; (xii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiii) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xiv) the impact of changes in interest rates and political instability; and (xv) other risks and uncertainties described in the Proxy Statement, Genworth’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016 and as updated in Genworth’s Form 10-Q filed with the SEC on November 8, 2016. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2017	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel